Leases	12 Months Ended
Dec. 31, 2024
Leases
Leases

Note 5– Leases

The Company leased, approximately 590 square meters at a facility located in Tel-Aviv, Israel. The lease expired on March 21, 2024. The Company did not extend the lease and the Company’s employees are currently working remotely while management is in the process of searching for a new permanent location for its principal executive offices.

During 2024, 2023 and 2022, the Company recorded lease expenses in its statement of operations in the amount of $0.04 million, $0.2 million, and $0.2 million respectively.

At December 31, 2024, the Company’s operating lease right-of-use assets and current lease liabilities for operating leases totaled $0 thousand and $0 thousand, respectively, while at December 31, 2023, the Company’s operating lease assets and lease liabilities (both the current and non-current portion) for operating leases totaled $42 thousand and $41 thousand, respectively.